UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D. C. 20549


                                     FORM 8-K/A

                                  CURRENT REPORT
      Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  December 27, 2004

                              LEHMAN ABS CORPORATION
                Home Equity Loan-Backed Notes, Series 2004-2 Trust
              (Exact name of registrant as specified in its charter)

New York (governing law of            333-108503-06
Pooling and Servicing Agreement)      (Commission         N/A
(State or other                       File Number)        IRS EIN
jurisdiction
of Incorporation)



       c/o Wells Fargo Bank, N.A.
       9062 Old Annapolis Road
       Columbia, MD                                         21045
       (Address of principal executive offices)             (Zip Code)

       Registrant's telephone number, including area code:  (410) 884-2000

       (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))


ITEM 8.01  Other Events


Subsequent to filing the 8-K relating to the payment date on December 27, 2004, a revision was made to the LEHMAN ABS CORPORATION, Home Equity Loan-Backed Notes , Series 2004-2, which was not included in the original 8-K filed. The 8-K is being amended because beginning loan count was updated, page 8. There were no payment changes made. This revision was not previously disclosed in a 1934 Act filing. The revised data has been and will continue to be available on the Wells Fargo Bank, website at www.ctslink.com.



ITEM 9.01  Financial Statements and Exhibits

      (c)  Exhibits


           Exhibit Number         Description
           EX-99.1                Amended monthly report distributed to holders
                                  of Home Equity Loan-Backed Notes, Series
                                  2004-2 Trust, relating to the December 27,
                                  2004 distribution.



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                              LEHMAN ABS CORPORATION
                Home Equity Loan-Backed Notes, Series 2004-2 Trust
                                   (Registrant)

              By:    Wells Fargo Bank, N.A. as Indenture Trustee
              By:   /s/   Beth Belfield as Assistant Vice President
              By:    Beth Belfield as Assistant Vice President
              Date:  1/28/2005

                                INDEX TO EXHIBITS

Exhibit Number       Description
EX-99.1              Amended monthly report distributed to holders of Home
                     Equity Loan-Backed Notes, Series 2004-2 Trust, relating to the December 27, 2004 distribution.




                   EX-99.1

Lehman Home Equity Loan Trust
Home Equity Loan-Backed Notes


Record Date:             11/30/2004
Distribution Date:       12/27/2004


Lehman Home Equity Loan Trust
Home Equity Loan-Backed Notes
Series 2004-2


Contact: Customer Service - CTSLink
         Wells Fargo Bank, N.A.
         Securities Administration Services
         7485 New Horizon Way
         Frederick, MD 21703
         Telephone: (301) 815-6600
         Fax:       (301) 815-6660





                                          Certificateholder Distribution Summary

                                    Certificate       Certificate        Beginning
                                       Class          Pass-Through      Certificate           Interest          Principal
   Class            CUSIP          Description            Rate           Balance           Distribution      Distribution

       A         525170BZ8              SEN             2.40000%     187,363,340.47         387,217.57      11,294,817.79
       B         525170CA2              SUB             0.00000%       6,690,914.59         592,482.93               0.00
       L         525170CB0              SUB             0.00000%               0.00               0.00               0.00
Totals                                                               194,054,255.06         979,700.50      11,294,817.79

                     Certificateholder Distribution Summary (continued)

                           Current             Ending                            Cumulative
                          Realized        Certificate              Total           Realized
Class                         Loss            Balance       Distribution             Losses

A                             0.00     176,068,522.68      11,682,035.36               0.00
B                             0.00       6,749,573.57         592,482.93               0.00
L                             0.00               0.00               0.00               0.00
Totals                        0.00     182,818,096.25      12,274,518.29               0.00

All distributions required by the Pooling and Servicing Agreement have been calculated by the
Certificate Administrator on behalf of the Trustee.





                                                Principal Distribution Statement

                         Original            Beginning          Scheduled       Unscheduled
                             Face          Certificate          Principal         Principal                        Realized
Class                       Amount             Balance       Distribution       Distribution        Accretion       Loss (1)

A                   260,414,000.00       187,363,340.47               0.00     11,294,817.79             0.00           0.00
B                     6,678,143.00         6,690,914.59               0.00              0.00             0.00           0.00
L                             0.00                 0.00               0.00              0.00             0.00           0.00
Totals              267,092,143.00       194,054,255.06               0.00     11,294,817.79             0.00           0.00

(1) Amount Does Not Include Excess Special Hazard, Bankruptcy, or Fraud Losses Unless Otherwise Disclosed.
    Please Refer to the Prospectus Supplement for a Full Description.


                         Principal Distribution Statement (continued)

                             Total               Ending           Ending               Total
                         Principal          Certificate      Certificate           Principal
 Class                    Reduction              Balance       Percentage        Distribution

 A                    11,294,817.79       176,068,522.68       0.67611005       11,294,817.79
 B                             0.00         6,749,573.57       1.01069617                0.00
 L                             0.00                 0.00       0.00000000                0.00

 Totals               11,294,817.79       182,818,096.25       0.68447576       11,294,817.79

                                     Principal Distribution Factors Statement

                             Original          Beginning         Scheduled        Unscheduled
                                 Face        Certificate         Principal          Principal
Class (2)                       Amount            Balance      Distribution       Distribution          Accretion


A                       260,414,000.00       719.48259491        0.00000000        43.37254445         0.00000000
B                         6,678,143.00      1001.91244632        0.00000000         0.00000000         0.00000000
L                                 0.00         0.00000000        0.00000000         0.00000000         0.00000000

(2) All Classes per $1,000 denomination




                             Principal Distribution Factors Statement (continued)

                                               Total             Ending            Ending              Total
                         Realized          Principal        Certificate       Certificate          Principal
Class                     Loss (3)          Reduction            Balance        Percentage       Distribution

A                       0.00000000        43.37254445       676.11005046        0.67611005        43.37254445
B                       0.00000000         0.00000000     1,010.69617257        1.01069617         0.00000000
L                       0.00000000         0.00000000         0.00000000        0.00000000         0.00000000

(3) Amount Does Not Include Excess Special Hazard, Bankruptcy, or Fraud Losses Unless Otherwise Disclosed.
    Please Refer to the Prospectus Supplement for a Full Description.






                                                Interest Distribution Statement

                                                            Beginning                           Payment of
                         Original          Current       Certificate/            Current            Unpaid            Current
                             Face      Certificate           Notional            Accrued          Interest           Interest
Class                       Amount             Rate            Balance           Interest         Shortfall          Shortfall


A                   260,414,000.00         2.40000%     187,363,340.47         387,217.57              0.00               0.00
B                     6,678,143.00         0.00000%       6,690,914.59               0.00              0.00               0.00
L                             0.00         0.00000%               0.00               0.00              0.00               0.00
Totals              267,092,143.00                                             387,217.57              0.00               0.00


                                    Interest Distribution Statement (continued)

                                                                                  Remaining                Ending
                    Non-Supported                                   Total            Unpaid          Certificate/
                         Interest           Realized             Interest          Interest              Notional
Class                    Shortfall         Losses (4)         Distribution         Shortfall               Balance


A                             0.00               0.00           387,217.57              0.00        176,068,522.68
B                             0.00               0.00           592,482.93              0.00          6,749,573.57
L                             0.00               0.00                 0.00              0.00                  0.00
Totals                        0.00               0.00           979,700.50              0.00

(4) Amount Does Not Include Excess Special Hazard, Bankruptcy, or Fraud Losses Unless Otherwise Disclosed.
    Please Refer to the Prospectus Supplement for a Full Description.



                                             Interest Distribution Factors Statement

                                                              Beginning                           Payment of
                           Original          Current       Certificate/           Current            Unpaid            Current
                               Face      Certificate           Notional           Accrued          Interest            Interest
Class (5)                     Amount            Rate            Balance          Interest          Shortfall          Shortfall


A                     260,414,000.00         2.40000%       719.48259491        1.48693069         0.00000000         0.00000000
B                       6,678,143.00         0.00000%      1001.91244632        0.00000000         0.00000000         0.00000000
L                               0.00         0.00000%         0.00000000        0.00000000         0.00000000         0.00000000

(5) All Classes per $1,000 denomination


                              Interest Distribution Factors Statement (continued)

                                                                                Remaining             Ending
                    Non-Supported                                 Total            Unpaid       Certificate/
                         Interest           Realized           Interest          Interest           Notional
Class                    Shortfall         Losses (6)       Distribution         Shortfall            Balance


A                       0.00000000         0.00000000         1.48693069        0.00000000       676.11005046
B                       0.00000000         0.00000000        88.71971295        0.00000000      1010.69617257
L                       0.00000000         0.00000000         0.00000000        0.00000000         0.00000000

(6) Amount Does Not Include Excess Special Hazard, Bankruptcy,or Fraud Losses Unless
    Otherwise Disclosed. Please Refer to the Prospectus Supplement for a Full Description.





                                         CERTIFICATEHOLDER ACCOUNT STATEMENT
                                                 CERTIFICATE ACCOUNT

Beginning Balance                                                                                              0.00

Deposits
     Payments of Interest and Principal                                                               12,386,282.67
     Liquidations, Insurance Proceeds, Reserve Funds                                                           0.00
     Proceeds from Repurchased Loans                                                                           0.00
     Other Amounts (Servicer Advances)                                                                         0.00
     Realized Loss (Gains, Subsequent Expenses & Recoveries)                                                   0.00
     Prepayment Penalties                                                                                      0.00
Total Deposits                                                                                        12,386,282.67

Withdrawals
     Reimbursement for Servicer Advances                                                                       0.00
     Payment of Service Fee                                                                              111,764.38
     Payment of Interest and Principal                                                                12,274,518.29
Total Withdrawals (Pool Distribution Amount)                                                          12,386,282.67

Ending Balance                                                                                                 0.00

                                      PREPAYMENT/CURTAILMENT INTEREST SHORTFALL
Total Prepayment/Curtailment Interest Shortfall                                                                0.00
Servicing Fee Support                                                                                          0.00
Non-Supported Prepayment/Curtailment Interest Shortfall                                                        0.00


                                                   SERVICING FEES

Gross Servicing Fee                                                                                       80,855.94
Owner Trustee Fee                                                                                            250.00
Pool Insurance Fee                                                                                        29,041.32
Wells Fargo Bank, N.A.                                                                                     1,617.12
Supported Prepayment/Curtailment Interest Shortfall                                                            0.00
Net Servicing Fee                                                                                        111,764.38




                                                    OTHER ACCOUNTS

                                                     Beginning            Current           Current            Ending
Account Type                                           Balance        Withdrawals          Deposits           Balance


Financial Guaranty                                        0.00               0.00              0.00              0.00

                                  LOAN STATUS STRATIFICATION/CREDIT ENHANCEMENT STATEMENT
                                                     DELINQUENCY STATUS

         DELINQUENT               BANKRUPTCY             FORECLOSURE             REO                     Total


          No of Loans             No of Loans            No of Loans             No of Loans             No of Loans
          Principal Balance       Principal Balance      Principal Balance       Principal Balance       Principal Balance
0-29 Days                         0                      0                       0                       0
                                  0.00                   0.00                    0.00                    0.00

30 Days   20                      0                      0                       0                       20
          749,484.86              0.00                   0.00                    0.00                    749,484.86

60 Days   9                       0                      0                       0                       9
          423,348.98              0.00                   0.00                    0.00                    423,348.98

90 Days   4                       0                      0                       0                       4
          239,664.34              0.00                   0.00                    0.00                    239,664.34

120 Days  1                       0                      0                       0                       1
          127,151.82              0.00                   0.00                    0.00                    127,151.82

150 Days  2                       0                      0                       0                       2
          25,982.53               0.00                   0.00                    0.00                    25,982.53

180+ Days 2                       0                      0                       0                       2
          80,300.00               0.00                   0.00                    0.00                    80,300.00

Totals    38                      0                      0                       0                       38
          1,645,932.53            0.00                   0.00                    0.00                    1,645,932.53


          No of Loans             No of Loans            No of Loans             No of Loans             No of Loans
          Principal Balance       Principal Balance      Principal Balance       Principal Balance       Principal Balance
0-29 Days                         0.000000%              0.000000%               0.000000%               0.000000%
                                  0.000000%              0.000000%               0.000000%               0.000000%

30 Days   0.484496%               0.000000%              0.000000%               0.000000%               0.484496%
          0.000000%               0.000000%              0.000000%               0.000000%               0.000000%

60 Days   0.218023%               0.000000%              0.000000%               0.000000%               0.218023%
          0.000000%               0.000000%              0.000000%               0.000000%               0.000000%

90 Days   0.096899%               0.000000%              0.000000%               0.000000%               0.096899%
          0.000000%               0.000000%              0.000000%               0.000000%               0.000000%

120 Days  0.024225%               0.000000%              0.000000%               0.000000%               0.024225%
          0.000000%               0.000000%              0.000000%               0.000000%               0.000000%

150 Days  0.048450%               0.000000%              0.000000%               0.000000%               0.048450%
          0.000000%               0.000000%              0.000000%               0.000000%               0.000000%

180+ Days 0.048450%               0.000000%              0.000000%               0.000000%               0.048450%
          0.000000%               0.000000%              0.000000%               0.000000%               0.000000%

Totals    0.920543%               0.000000%              0.000000%               0.000000%               0.920543%
          0.000000%               0.000000%              0.000000%               0.000000%               0.000000%





                                               OTHER INFORMATION

Current Period Class A Insufficient Funds                                                                  0.00
Principal Balance of Contaminated Properties                                                               0.00

Periodic Advance                                                                                           0.00





                                     COLLATERAL STATEMENT
 Collateral Description                                                    Mixed Fixed & Arm
 Weighted Average Gross Coupon                                                     7.112180%
 Weighted Average Net Coupon                                                       6.612180%
 Weighted Average Pass-Through Rate                                                6.421047%
 Weighted Average Maturity(Stepdown Calculation )                                          0

 Beginning Scheduled Collateral Loan Count                                             4,384
 Number Of Loans Paid In Full                                                            221
 Ending Scheduled Collateral Loan Count                                                4,128

 Beginning Scheduled Collateral Balance                                                 0.00
 Ending Scheduled Collateral Balance                                          182,818,096.20
 Ending Actual Collateral Balance at 30-Nov-2004                                        0.00

 Monthly P&I Constant                                                                  0.00
 Special Servicing Fee                                                                  0.00
 Prepayment Penalties                                                                   0.00
 Realized Loss Amount                                                                   0.00
 Cumulative Realized Loss                                                               0.00


                             Miscellaneous Reporting
   Specified Overcollateralization Amount                        6,749,573.58
   Overcollateralization Amount                                  6,749,573.58
   Overcollateralization Deficiency Amount                               0.00
   Overcollateralization Reduction Amount                                0.00
   Draw amount for Cendant loans                                   363,125.92
   Draw amount for Greenpoint Bank loans                          2,104,590.5
   Rapid Amortization Event                                                No
   Three Largest Loans                                           1,262,900.00
